UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2022

ADM TRONICS UNLIMITED, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17629	22-1896032

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224S Pegasus Ave., Northvale, New Jersey 07647
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (201)767-6040
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Engagement of New Independent Registered Public Accounting Firm

On August 3, 2022, our Board of Directors appointed Rosenberg Rich Baker Berman & Company as the Company’s independent registered public accounting firm beginning with the fiscal year ended March 31, 2023.

Rosenberg Rich Baker Berman & Company are replacing our previous auditors, Raich, Ende Malter Co, LLP, Certified Public Accountants and Advisors (Raich) who resigned on July 14, 2022 as previously disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADM Tronic Unlimited, Inc.

Date: August 10, 2022	By:	/s/ Andre’ DiMino
	Name:	Andre’ DiMino
	Title:	CEO and CFO